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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                  Date of Earliest Event Reported: July 1, 2002

                      COYNE INTERNATIONAL ENTERPRISES CORP.
                     BLUE RIDGE TEXTILE MANUFACTURING, INC.
                            OHIO GARMENT RENTAL, INC.

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     (Exact name of Registrants as specified in their respective charters)

       New York                        333-60247                16-6040758
       Georgia                         333-60247                58-2018333
       Ohio                            333-60247                34-1261376
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 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
  Incorporation or Organization)                             Identification No.)


    140 Cortland Avenue, Syracuse, New York                  13221
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    (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, Including Area Code: (315) 475-1626
                                                           --------------

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Item 5.    Other Events


On July 1, 2002, Coyne International Enterprises Corp. (the "Company") made the interest payment which was due June 1, 2002 on its 11 1/4% Series B Senior Subordinated Notes due 2008 (the "Notes"). This payment was made within the grace period allowed under the indenture. There are currently no outstanding interest payments due under the Notes.

On July 2, 2002, the Company completed a refinancing of its senior credit facilities. All amounts outstanding at that date under its revolving credit, capital expenditure and acquisition facilities, totaling $19.2 million, were repaid with proceeds from a new credit facility (the "Facility") arranged by GECC Capital Markets Group, Inc. Proceeds from the Facility were also used to repurchase $20.1 million principal amount of the Notes at a cost of $10.8 million plus accrued and unpaid interest.

The breakdown of the Facility is as follows:

    a.) Revolving Credit Facility with a commitment amount of $18.0 million, subject to collateral availability, at an interest rate of prime plus 1.25% or LIBOR plus 2.75%. At August 24, 2002, there was approximately $12.3 million available under this Revolving Credit Facility. There were no amounts outstanding as of September 4, 2002.
    b.) Term A Loan with a commitment of $7.0 million at an interest rate of prime plus 1.75% or LIBOR plus 3.25%. The amount outstanding at September 4, 2002 was $7.0 million.
    c.) Term B-1 Loan with a commitment of $10.0 million at an interest rate of prime plus 10.25%. The amount outstanding at September 4, 2002 was $10.0 million, including deferred interest.
    d.) Term B-2 Loan with a commitment of $20.0 million at an interest rate of 15%. The amount outstanding at September 4, 2002 was $16.1 million, including deferred interest.


Item 7.    Financial Statements and Exhibits

Exhibit No.                                     Description

10.17                                           Credit Agreement, dated as of
                                                July 2, 2002, between the
                                                Company, Blue Ridge Textile
                                                Manufacturing, Inc. ("Blue
                                                Ridge") and General Electric
                                                Capital Corporation (the
                                                "Lender").
10.18 Master Agreement for Standby Letters of Credit, dated as of July 2, 2002, between the
                                                Company, Blue Ridge and the
                                                Lender.
10.19 Master Agreement for Documentary Letters of Credit, dated as of July 2, 2002, between the
                                                Company, Blue Ridge and the
                                                Lender.
10.20                                           Pledge Agreement, dated as of
                                                July 2, 2002, between the
                                                Company, Blue Ridge, Ohio
                                                Garment Rental, Inc. ("Ohio
                                                Garment") and the Lender
10.21                                           Pledge Agreement, dated as of
                                                July 2, 2002,

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                                                between the J. Stanley Coyne
                                                Revocable Trust, the J. Stanley
                                                Coyne Inter Vivos Irrevocable
                                                Trust, the Thomas M. Coyne
                                                Trust, The Trusts FBO of Gerald
                                                M. Coyne, Joanne Matina, Susan
                                                B. Whitney and John S. Coyne,
                                                Jr. under authority of the J.
                                                Stanley Coyne Inter Vivos
                                                Irrevocable Trust and the
                                                lender.
10.22 Intellectual Property Security Agreement, dated as of July 2, 2002, between the Company, Blue Ridge, Ohio Garment and the
                                                Lender.
10.23                                           Guaranty, dated as of July 2,
                                                2002, between Ohio Garment and
                                                the Lender
10.24                                           Security Agreement, dated as of
                                                July 2, 2002, between the
                                                Company, Blue Ridge, Ohio
                                                Garment and the Lender.
10.25                                           Revolving Note, dated as of July
                                                2, 2002, between the Company,
                                                Blue Ridge and the Lender.
10.26 Term A Note, dated as of July 2, 2002, between the Company, Blue Ridge and the Lender.
10.27                                           Term B-1 Note, dated as of July
                                                2, 2002, between the Company,
                                                Blue Ridge and the Lender.
10.28                                           Term B-2 Note, dated as of July
                                                2, 2002, between the Company,
                                                Blue Ridge and the Lender.
10.29                                           Swing Line Note, dated as of
                                                July 2, 2002, between the
                                                Company, Blue Ridge and the
                                                Lender.

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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   COYNE INTERNATIONAL ENTERPRISES CORP.

Date: September 4, 2002            By: /s/ Stephen M. Owen
                                      -----------------------------------------
                                           Stephen M. Owen
                                           VP of Finance and Chief Financial
                                           Officer




                                   By: /s/ Thomas C. Crowley
                                      -----------------------------------------
                                           Thomas C. Crowley
                                           Chief Operating Officer

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